Exhibit 10.6

EXECUTION COPY

Confidential

COLLOCATION AND MAINTENANCE AGREEMENT

between

WILLIAMS COMMUNICATIONS, LLC ("Provider")

and

METROMEDIA FIBER NATIONAL NETWORK, INC., ("Customer")

dated April 26, 2002

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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TABLE OF CONTENTS

ARTICLE	Page
ARTICLE I. DEFINITIONS	1
ARTICLE II. CONSIDERATION, FEES AND PAYMENT TERMS	3
ARTICLE III. GRANT OF LICENSE AND COLLOCATION	5
ARTICLE IV. INTENTIONALLY OMITTED	10
ARTICLE V. TERM	10
ARTICLE VI. CUSTOMER FIBER MAINTENANCE	10
ARTICLE VII. AUDIT RIGHTS	11
ARTICLE VIII. WARRANTIES	11
ARTICLE IX. DEFAULT	12
ARTICLE X. INDEMNIFICATION	13
ARTICLE XI. LIMITATION OF LIABILITY	14
ARTICLE XII. INSURANCE	15
ARTICLE XIII. TAXES	16
ARTICLE XIV. NOTICE	16
ARTICLE XV. CONFIDENTIALITY	17
ARTICLE XVI. PROHIBITION ON IMPROPER PAYMENTS	18
ARTICLE XVII. FORCE MAJEURE; EMINENT DOMAIN	18
ARTICLE XVIII. SETTLEMENT OF DISPUTES	19
ARTICLE XIX. RULES OF CONSTRUCTION	19
ARTICLE XX. ASSIGNMENT	20
ARTICLE XXI. ENTIRE AGREEMENT; AMENDMENT; EXECUTION	21

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COLLOCATION AND MAINTENANCE AGREEMENT
(LONG-HAUL FIBER)

This COLLOCATION AND MAINTENANCE AGREEMENT (this "Agreement") is made, as of the 26 day of April, 2002 (the "Effective Date") by and between **WILLIAMS COMMUNICATIONS, LLC** ("Provider"), a Delaware limited liability company, having its principal office at One Technology Center, Tulsa, Oklahoma 74103 and **METROMEDIA FIBER NATIONAL NETWORK, INC.** ("Customer"), a Delaware corporation having its principal office at 360 Hamilton Avenue, White Plains, New York 10601.

BACKGROUND

A. On this same date, the parties are entering a Fiber Lease Agreement ("Fiber Agreement") pursuant to which Customer agrees to lease from Provider certain fiber optic strands (the "Customer Fibers"); and

B. Customer desires to have Provider operate and maintain the Customer Fibers and Provider desires to provide such services to Customer on the terms and conditions set forth herein; and

C. In addition to maintenance services, Customer desires to acquire from Provider, and Provider desires to provide to Customer, certain collocation rights and services for the Customer Fibers upon the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I. DEFINITIONS

Capitalized terms and phrases used in this Agreement shall have the following meanings:

"**Additional Services**" shall have the definition set forth in Section 3.4.

"**Affiliate**" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect majority equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"**Basic Services**" shall have the definition set forth in Section 3.3.

"**Claim**" means any claim, action, dispute, or proceeding of any kind between Customer (or any of its Affiliates, successors or assigns) and Provider (or any of its Affiliates, successors, or assigns) and any other claim, transaction, occurrence, loss, liability, expense or other matter arising out of, in connection with, or in any way related to, the Collocation Sites and this Agreement, including the Exhibits hereto.

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"Collocation Notice" is defined in Section 3.5(a).

"Collocation Site" shall mean each location in which Customer is granted collocation rights hereunder, including POPs, regeneration and transmission sites, central offices and commercial buildings. The initial Collocation Sites are listed in Exhibit A, (includes the specified number of racks listed for each such location) and any provided in the future pursuant to Section 3.5(a).

"Costs" means actual and directly related costs accumulated in accordance with the established accounting procedure used by Provider or Customer or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Customer's or Provider's overhead allocation percentage shall not exceed the lesser of (i) [**] , or (ii) [**] and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"Customer Equipment" means optronic (opto-electrical), electronic, or optical equipment, or materials, interconnection facilities, or other equipment owned, possessed, or utilized by Customer.

"Facility Owners/Lenders" means any entity (other than Provider): (a) owning any portion of the Collocation Site or Customer Fibers or any property or security interest therein, (b) leasing to Provider, or providing an IRU to Provider in, any portion of the Customer Fibers, or (c) that is a lender (including any party holding legal title or a security interest in Provider's network as a lessor or a creditor) with respect to Provider or any Affiliates of Provider.

"Force Majeure Event" shall mean any event due to causes beyond the reasonable control of a Party, including, but not limited to: act of God; fire; flood; material shortage or unavailability not resulting from the responsible Party's failure to timely place orders or take other necessary actions therefor, government codes, ordinances, laws, rules, regulations, or restrictions; war or civil disorder; provided that (i) a loss by a Party of employees (other than by reason of one or more Force Majeure Events), (ii) strikes and other labor actions involving a Party's own work force, (iii) the failure (other than by reason of force majeure) of any subcontractor, supplier or transporter to perform its obligations to a Party (except on account of insolvency) unless such supplies or transportation or other services are generally unavailable in the marketplace, and (iv) any increase a Party's costs, shall not in and of itself constitute a Force Majeure Event; and provided that an act or omission shall not be deemed to be "beyond its control" if committed, omitted or caused by such Party, or its employees, officers, agents or affiliates, or by any corporation or other business entity that holds a controlling interest in said Party, whether held directly or indirectly.

"Installation Date" is the first date the Collocation Site is ready and available for installation of Customer Equipment.

"Lease Claims" shall have the meaning set forth in Section 11.4.

"Party" or **"Parties"** shall mean either Customer, Provider or both.

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"Person" shall mean an individual; association, partnership, corporation, limited liability company or other legally recognized entity.

"POP" means a telecommunications point of presence and, unless the context indicates otherwise, refers to a Provider-designated point of presence located along the route of the Customer Fibers.

"Released Party" means each of the following:

(a) any Affiliates of the other party and any Facility Owners/Lenders;

(b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

(c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"Taking" shall have the definition set forth in Section 17.2.

"Term" means the term of this Agreement as defined in Section 5.1.

"Underlying Landlord" means any entity (other than Provider) leasing to Provider any Collocation Site.

ARTICLE II. CONSIDERATION, FEES AND PAYMENT TERMS

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2.2 Charges for Collocation.

(a) Basic Services. Customer shall pay for the use of the rack space and associated Basic Services (including power up to 30 amps per rack):

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(b) Additional Services. If Customer chooses to receive Additional Services, it shall pay any and all (initial and continuing) costs reasonably incurred by Provider in providing such Additional

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Services. Upon at least [**] notice to Customer, Provider may adjust recurring charges for the Additional Services once each calendar year to equal its then-current standard charges.

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(c) **Escorted Access.** Customer shall pay Provider's charges for escorted access to Collocation Sites, which may include minimum call-out times, and night, weekend, and holiday differentials or multipliers as set forth below:

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(d) **Early Termination.** Except as set forth in Section 3.2, Customer is liable for Collocation Charges (a) for [**] fter the Installation Date at each POP, and (b) for [**] after the Installation Date at each non-POP. If Customer elects to terminate use of any racks it shall do so by giving Provider [**] prior written notice and paying a termination fee equal to such charges.

(e) **Ancillary Charges.** Current ancillary charges related to changes of the Basic Services or the Additional Services are set forth in the table below:

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All charges set forth in Subsections 2.2 (b), (c), (d) and (e) are subject to change upon at least [**] notice from Provider to Customer after the first anniversary of the Effective Date.

2.3 Method of Payment. All payments to be made pursuant to this Agreement may be made by check or draft of immediately available funds delivered to the address designated in writing by the other Party (e.g., in a statement or invoice) or, failing such designation, to the address for notice to such other Party provided pursuant to Article XIV. Each Party shall make all payments in United States currency.

2.4 Time of Payment.

(a) Recurring charges for maintenance services and collocation services are invoiced in advance. Payments shall be prorated, as necessary, for the first and last months such charges apply. Notwithstanding anything to the contrary in this Agreement and regardless of whether Customer is ready to utilize the collocation space in each of the Collocation Sites, the Collocation charges shall begin to apply upon the Installation Date at the relevant site.

(b) Provider shall issue invoices for any Additional Services after the calendar month during which it provided such Additional Services, provided that it may issue invoices for nonrecurring charges (including any Cost reimbursement) based upon estimates of such charges and Customer shall pay such invoices prior to performance of the work by Provider. Within [**] of completion of the work, Provider shall invoice Customer for any Costs of such work exceeding the estimate, or if the estimate exceeds the actual Costs, Provider shall refund the Customer the difference.

(c) Except as otherwise set forth in this Agreement, all amounts are payable within of the invoice delivery date, as determined by Section 14.2. Notwithstanding anything to the contrary contained herein, Customer shall pay the maintenance and collocation fees during the term of that certain Monthly Netting Agreement executed by the Parties on October 20, 2002, in accordance with the provisions of such Monthly Netting Agreement.

2.5 No Other Fees. Except as otherwise set forth in this Agreement, neither party shall charge the other party any maintenance, right-of-way, conduit occupancy, or other recurring charges.

ARTICLE III. GRANT OF LICENSE AND COLLOCATION

3.1 Grant of License.

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(a) Customer's rights under this Agreement are solely contractual, granting Customer an exclusive license to locate, install, maintain and operate Customer Equipment at each Collocation Site, but only as permitted by this Agreement and only to the extent expressly set forth in this Agreement or an accepted order for collocation services. No use of a Collocation Site required or permitted under this Agreement shall create or vest in Customer any easements, leasehold interests, or other ownership or property rights of any nature in Provider's real or personal property. Customer shall provide, maintain, and for all purposes be solely responsible for all Customer Equipment at Collocation Sites.

(b) Customer shall have the exclusive right to use the rack space allocated to Customer in each Collocation Site for any lawful telecommunications purpose. Provider shall have no right to use the Customer's rack space in any Collocation Site during the Term except in the event of a Customer default and subsequent termination of this Agreement.

(c) In addition to the restrictions set forth in Article XX, Customer shall not, directly or indirectly, convey any interest, sublicense or sublease in the Collocation Site or any racks at such site (including Customer's right to occupy the Collocation Site) to any other person, firm or entity, without the prior written consent of Lessor.

3.2 Collocation Sites.

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(c) After execution of this Agreement, any requests by Customer for racks at the Collocation Sites set forth in Exhibit A shall be considered a request for Additional Services as defined below.

3.3 Basic Services. At each Collocation Site, Provider will provide to Customer the number of racks specified in Exhibit A, plus HVAC, and 30 amps of negative 48v DC power per rack (collectively, the "Basic Services"). A rack space shall be adequate to contain a rack (measuring 26 inches (width) x 24 inches (depth) x 78 or 84 inches (height)). The total linear inches for Customer rack space within each location shall not exceed the sum of the number of rack spaces for such location multiplied by 26 inches. To the extent Provider has additional available and uncommitted collocation

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space and power at the Collocation Sites, Customer may order additional Basic Services. Customer shall use the standard Provider procedures for ordering such additional Basic Services.

3.4 Additional Services. Customer may request in writing separate caged access, installation services, AC power or additional DC power, additional back-up power, technical assistance, additional space or racks, cross-connects, or additional HVAC (collectively referred to as the "Additional Services") at any Collocation Site. Within [**] after receiving such written request, Provider shall notify Customer whether the Additional Services are available and, if they are, Provider's standard rates for the Additional Services as set forth in Section 2.2(b). Customer shall provide written notice to Provider confirming its request for such Additional Services at the quoted rates prior to Provider providing such Additional Services. If upgrades or expansions to a Collocation Site or its facilities are necessary to accommodate Customer's request, Provider may charge the entire Costs of such upgrades or expansions to Customer to be paid in advance.

3.5 Delivery and Installation.

(a) No later than [**] prior to Customer's desired Installation Date at any Collocation Site, Customer shall provide to Provider the "Collocation Notice." The Collocation Notice shall include notice of Customer's desire to collocate in a particular Collocation Site, a copy of Customer's construction design drawings and installation schedule. The Collocation Notice shall also include: (a) Customer's requested installation date(s); (b) any excess cable storage requirements; (c) identification of all Customer Equipment to be installed; (d) a diagram of the desired location of the Customer Equipment; (e) the space, power, environmental and other requirements for the Customer Equipment; (f) all other information reasonably required by Provider. Within [**] days of receiving the Collocation Notice, Provider shall respond with its acceptance or rejection.

(b) Customer shall, at its expense, cause Customer Equipment to be delivered, installed, and maintained in a safe condition and meeting or exceeding the standards of Provider. Provider shall allow Customer reasonable access to each Collocation Site for purposes of installing Customer Equipment, provided that, if a Collocation Site is not ready for installation of equipment other than security, alarm, HVAC, power, back-up power or other common systems on such date, Provider shall allow such access within [**] such Collocation Site is ready for such installation. Provider shall provide Customer with at least [**] tice prior to the date it estimates each Collocation Site will be ready for installation of Customer Equipment.

3.6 Alarms.

(a) Provider shall continuously monitor Collocation Site security, environmental, and power alarms at one or more manned monitoring centers. At Customer's request, Provider shall establish procedures to allow Customer, at Customer's expense, to share or (at Provider's option) receive indirectly security and environmental alarm information where technically feasible.

(b) Each Party shall promptly notify the other of any matters pertaining to any damage or impending damage to or loss of the use of Collocation Site or surrounding premises that are known to it and that could reasonably be expected to adversely affect the Collocation Site.

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3.7 Collocation Site Maintenance. Customer shall provide all maintenance and repair of Customer Equipment. Any improvement, modification, addition to, relocation, or removal of Customer Equipment, shall be subject to Provider's prior review and written approval. Customer shall pay the cost of such improvement, modification, addition to, relocation, or removal of, the Customer Equipment. Provider's approval will not be unreasonably withheld. Provider's maintenance responsibility shall be limited to the demarcation point and the associated cross connect at that point.

3.8 Use of Customer Equipment.

(a) Power Use. Customer shall not install any electrical or other equipment that overloads any electrical paneling, circuitry, or wiring.

(b) Standards. Customer shall ensure that Customer Equipment is installed, operated, and maintained to meet or exceed any reasonable requirements of Provider, any requirements of Provider's building management or insurance underwriters, and any applicable local, state and federal codes and public health and safety laws and regulations (including fire regulations and the National Electric Code).

(c) Intervention. If any part of the Customer Fibers or Customer Equipment is not placed and maintained in accordance with the terms and conditions of this Agreement and Customer fails to correct the violation within (i) [**] s if the violation creates a life safety hazard, or (ii) [**] for any other violation, each from receipt of written notice thereof from Provider, then Provider may, at its option, without further notice to Customer, correct the deficiency at Customer's expense without liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damages to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all Costs reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto.

(d) Threat to Persons or Property. If Provider determines that Customer's actions or failure to fulfill an obligation of this Agreement, or its Customer Equipment poses an immediate threat to the safety of Provider's employees or the public, interferes with the performance of Provider's service obligations, or poses an immediate threat to the physical integrity of Provider's facilities, Provider may perform such work and/or take such action that it deems necessary without notice to Customer and without subjecting itself to any liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damage to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all expenses reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto. Customer shall remit payment to Provider within [**] from its receipt of Provider's invoice therefor.

3.9 Access to Collocation Site. Provider shall provide Customer with escorted twenty-four hour access to Customer's assigned racks and, as reasonably necessary, other portions of Provider's common space. Customer agrees to pay the fees set forth in Section 2.2(d) for escorted access. To obtain such

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access, Customer shall provide Provider with reasonable advance notice and Provider shall provide escorted access. Provider shall use reasonable efforts to respond to emergency requests for such access.

(a) Notice. Customer shall notify Provider Network Operations Center prior to entering a Collocation Site and shall comply with any reasonable Provider notice procedures.

(b) Security. Customer shall abide by Provider's reasonable security requirements. When deemed appropriate by Provider, Customer employees, customers, or representatives shall be issued passes or visitor identification cards which must be presented upon request before entry to Collocation Sites and surrendered upon demand or upon termination of the Agreement. Such passes or other identification shall be issued only to persons meeting any reasonable security criteria applicable at the relevant Collocation Site for such purpose. Nothing in this Subsection shall be construed as preventing Customer from having twenty-four hour escorted access to Collocation Sites.

(c) **Right to Terminate Individual's Access**. Notwithstanding any other provision of this Agreement, Provider shall, without threat of liability, have the right to immediately terminate the right of access of any Customer personnel or representative should it determine in its sole discretion for any lawful reason that termination of such access is in its best interest. Provider shall promptly notify Customer of any such termination, and Customer shall have a reasonable opportunity to demonstrate that the terminated rights of access should be reinstated. Any termination of a specific individual's access shall remain in effect pending Provider's final determination as to the advisability of such reinstatement.

(d) **Removal of Customer Equipment**. Within [**] after the end of the Term or Customer's abandonment of any collocation arrangement at a Collocation Site, Customer shall remove all Customer Equipment from the System or any other Provider facilities at Customer's sole cost under Provider's supervision. Customer shall provide Provider with at least [**] notice prior to such removal. If Customer fails to remove the same within said [**] Provider shall either:

(i) remove Customer's Equipment and issue an invoice to Customer for the cost of removal and storage; or

(ii) notify Customer that Provider elects to take ownership of such abandoned Customer Equipment, in which case Customer shall execute a bill of sale or other document evidencing Provider's title to such Customer Equipment.

3.10 No Restrictions. Provider's right to maintain and operate its facilities in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by this Agreement, except as specifically set forth in this Agreement.

3.11 Inspections. Provider reserves the right to make periodic inspections of any part of the Collocation Sites; provided that Customer shall have the right to have one or more of its employees or representatives present during the time of any such inspection. Provider shall give Customer advance notice of such inspections, except in those instances where Provider determines that safety considerations justify the need for such an inspection without the delay of providing notice. The making of periodic inspections or the failure to do so shall not operate to impose upon Provider any

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liability of any kind whatsoever nor relieve Customer of any responsibility, obligation, or liability allocated to it in this Agreement.

3.12 Liens and Encumbrances. Customer shall not have the power, authority or right to create and shall not permit any lien or encumbrance, including, without limitation, tax liens, mechanics' liens, or other liens or encumbrances with respect to work performed, in connection with the installation, repair, maintenance or operation of its Customer Equipment or other property installed within the Collocation Site.

3.13 Subordination. Customer's rights under this Agreement shall be totally subordinate to any bona fide mortgages, loans, deeds of trust, or any other borrowing upon the real or personal property which may be incurred by Provider. Customer shall sign any such reasonable documents as are necessary to satisfy any lender, private or institutional, to reflect said subordination.

3.14 Independent Parties. The presence of a Provider or Customer employee or representative (as an inspector or otherwise) while an employee or representative of the other party is at the Collocation Site or performing work pursuant to this Agreement shall not make either party liable for the actions of the other party and shall not be deemed to waive the responsibility of either party to perform its obligations in a safe and workmanlike manner.

ARTICLE IV. INTENTIONALLY OMITTED

ARTICLE V. TERM

5.1 Term. The Term of this Agreement begins on the Effective Date and expires co-terminously with the Fiber Lease Agreement.

5.2 Effect of Termination. No termination of this Agreement shall affect the rights or obligations of any Party hereto:

(a) with respect to any payment hereunder for services rendered prior to the date of termination;

(b) pursuant to Articles VII (Audit Rights), X (Indemnification), XI (Limitation of Liability), XII (Insurance), XIII (Taxes), XV (Confidentiality), XVI (Prohibition on Improper Payments), XVIII (Settlement of Disputes), or XIX (Rules of Construction) or Sections 8.2 (Disclaimer of Warranty) or 8.3 (No Third-Party Warranties); or

(c) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

ARTICLE VI. CUSTOMER FIBER MAINTENANCE

6.1 Maintenance Services. During the Term of this Agreement, Provider shall provide, or cause to be provided by contractors selected by Provider, emergency and non-emergency maintenance and repair of the Customer Fibers all pursuant to the operations specifications set forth in Exhibit B. Provider, at

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Customer's sole expense and at Provider's or its subcontractor's then prevailing rates, shall perform maintenance and repair necessitated by Customer's negligence or willful misconduct or Customer's elective maintenance or repair requests.

6.2 **Maintenance of Customer's Equipment Excluded.** Provider shall have no obligation under this Agreement to maintain, repair or replace Customer's Equipment.

6.3 **No Unauthorized Access to System.** Customer shall not access the Customer Fibers (other than pursuant to this Agreement).

6.4 **Relocation.** If Provider is required to relocate the Customer Fibers, Provider shall give Customer not less than [**] prior written notice (unless Provider has received less than [**] in which case Provider shall give notice to Customer as promptly as reasonably practicable after Provider receives such notice or determines that a relocation is necessary) of such relocation. Provider shall use commercially reasonable efforts to arrange for such relocation as promptly as practicable. Provider shall provide Customer with updated as-built drawings with respect to any relocated portion of the relocated System not later than [**] following the completion of such relocation. Provider shall perform any relocation such that: (a) the relocated facilities shall be constructed and tested in accordance with the specifications and requirements set forth in the Fiber Lease Agreement, including the applicable Exhibits; (b) the relocation shall not result in a materially adverse change to the operations, performance, or interconnections of Customer, or the end points or meet points of the Customer Fibers; (c) the relocation maintains diversity of Customer Fibers, if diversity existed prior to the relocation; and (d) the relocation shall not unreasonably interrupt service on the Customer Fibers. Customer shall receive at least [**] advance notice of any interruption in service of Customer Fibers which will be caused by a relocation, and such relocation shall be coordinated such that any interruption shall only occur between [**]

ARTICLE VII. AUDIT RIGHTS

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of [**] after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

ARTICLE VIII. WARRANTIES

8.1 **Agreement Validity.** Each party represents and warrants that: (a) it has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement; (b) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (c) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; (d) its execution of and performance under this Agreement

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shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and (c) it has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

8.2 Disclaimer of Warranty. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, PROVIDER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

8.3 No Third-Party Warranties. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO CUSTOMER CONCERNING PROVIDER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 8.1 OR 8.2. NO CUSTOMER LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO PROVIDER CONCERNING CUSTOMER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN THIS AGREEMENT.

ARTICLE IX. DEFAULT

9.1 Termination upon Default. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured.

9.2 Specific Default Events. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within [**] thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Customer of the restrictions set forth in Article 20.

9.3 Cure Period. The cure period applicable to Section 9.1 shall be:

(a) with respect to a default in payment, the period ending [**] after a written notice of such default is given;

(b) with respect to any other default, the period ending [**] after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such [**] and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an [**]

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9.4 Failure to Cure. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

9.5 Waiver of Specific Defaults. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

9.6 Disputed Amounts. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default to the extent the disputed amount is (a) less than $ [**] or (b) paid into an escrow account of a nationally chartered domestic bank to be established by the parties within [**] of the Effective Date of this Agreement.

ARTICLE X. INDEMNIFICATION

10.1 Indemnity. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party (the "Indemnitor"), from and against, and assumes liability for:

(a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

(b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

10.2 No Limitation on Claims Against Other Parties. Except as set forth herein, and subject to the terms of any underlying agreements between Provider and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Customer Fibers; <u>provided</u>, <u>however</u>, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

10.3 Notice. Provider and Customer agree to promptly provide each other with notice of any claim which may result in an indemnification obligation hereunder. The Indemnitor may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the other Party, which consent shall not be unreasonably withheld or delayed.

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10.4 Material and Continuing Obligation. Each Party's obligation to indemnify, defend, protect, and save the other Party harmless is a material obligation to the continuing performance of the other Party's obligations hereunder.

ARTICLE XI. LIMITATION OF LIABILITY

11.1 Restriction on Types of Liability. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, RELIANCE OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT, IN TORT, BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY OR ANY OTHER CAUSE OF ACTION, INCLUDING DAMAGE OR LOSS OF PROPERTY OR EQUIPMENT, LOSS OF PROFITS OR REVENUE, COST OF CAPITAL, COST OF REPLACEMENT SERVICES, OR CLAIMS OF CUSTOMERS, WHETHER OCCASIONED BY ANY REPAIR OR MAINTENANCE PERFORMED BY, OR FAILED TO BE PERFORMED BY, THE FIRST PARTY OR ANY OTHER CAUSE WHATSOEVER.

11.2 No Recourse Against Released Parties. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Customer Fibers or Collocation Sites. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

11.3 No Personal Liability. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

11.4 Pursuit of Actions Against Underlying Landlords. Notwithstanding the foregoing provisions of this Article, **and only to the extent Provider is required** under the terms and provisions of any underlying lease or agreement to indemnify an Underlying Landlord from and against any and all claims, suits, judgments, liabilities, losses and expenses (hereinafter "Lease Claims") arising out of service interruption, cessation, unreliability of or damage to the Collocation Site, regardless of whether such Lease Claims arise from the sole or partial negligence, willful misconduct or other action or inaction of such Underlying Landlord, Customer hereby releases such Underlying Landlord, and hereby waives, all Lease Claims arising out of service interruption, cessation, unreliability of or damage to the Collocation Site regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such Underlying Landlord. Customer shall notify Provider in writing before pursuing any such Lease Claim against an Underlying Landlord and such notification shall make specific reference to this provision of the Agreement, and Provider shall respond in writing within [**] after receipt of such

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notification as to whether or not the terms of such underlying lease require Customer to release and waive such Lease Claim against the Underlying Landlord in question.

ARTICLE XII. INSURANCE

12.1 Obligation to Obtain. During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

(a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $ [**] for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

(b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $ [**] each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

(c) Automobile Liability Insurance with a combined single limit of $ [**] for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

If the Landlord imposes more stringent insurance requirements pursuant to the relevant lease (as it may be modified from time to time), Customer shall promptly comply with the Landlord's requirements, after receiving written notice of such requirements. Provider shall, upon Customer's request, provide a copy of the relevant provisions of the lease to Customer, to the extent such disclosure is not prohibited by the terms of the lease.

The limits set forth in this Section are minimum limits and shall not be construed to limit the liability of either party.

12.2 Policy Requirements. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than [**] prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

12.3 Waiver of Subrogation. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of

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the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

12.4 **Blanket Policies; Self-Insurance.** Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 12.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

ARTICLE XIII. TAXES

13.1 **Taxes.** Provider shall be responsible for all ad valorem property taxes relating to portions of its network, excluding the Customer Fibers, as well as any taxes required for the provision of the maintenance and collocation services under this Agreement.

13.2 **Cooperation.** Provider and Customer acknowledge and agree that it is their mutual objective and intent to minimize to the extent feasible all taxes and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article. The Parties shall cooperate in any contest of any taxes or fees and in making tax related reports and filings, so as to avoid, to the extent reasonably possible, prejudicing the interests of the other Party.

ARTICLE XIV. NOTICE

14.1 **Notice Addresses.** Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other Party as follows:

If to Customer: Metromedia Fiber National Network, Inc.
Attn: President
360 Hamilton Avenue
White Plains, New York 10601
Facsimile: (914) 421-7550

with a copy to: Metromedia Fiber National Network, Inc.
Attn: General Counsel
One North Lexington Avenue
White Plains, New York 10601
Facsimile: (914) 421-6793

If to Provider: Williams Communications, LLC
Attn: Contract Management
One Technology Center, MD-6H
Tulsa, Oklahoma 74103
Facsimile No.: (918) 547-0460

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with a copy to:
Williams Communications, LLC
Attn: IRU Administration
One Technology Center, TC-8A
Tulsa, OK 74103
Facsimile: (918) 547-2991

and
Williams Communications, LLC
Attn: General Counsel
One Technology Center, TC-15A
Tulsa, Oklahoma 7415
Facsimile: (918) 547-2630

or at such other address as may be designated in writing to the other Party.

14.2 Notice and Invoice Delivery. Unless otherwise provided herein, notices and invoices shall be: (a) hand delivered, (b) sent by registered or certified U.S. Mail, postage prepaid, (c) by commercial overnight delivery service, or (d) transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, [**] after deposit in the mail when sent by U.S. mail on the day after being sent when sent by overnight delivery service, and upon confirmation of sending when sent by facsimile.

ARTICLE XV. CONFIDENTIALITY

15.1 Confidentiality Obligation. If either Party provides confidential information to the other or, if in the course of performing under this Agreement or negotiating this Agreement a Party learns confidential information regarding the facilities or plans of the other, the receiving Party shall (a) protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information, but in any case with at least reasonable care and (b) refrain from using such confidential information except in negotiating or performing under this Agreement. Notwithstanding the above, a Party may provide such confidential information to its directors, officers, members, managers, employees, agents, and contractors, consultants ("Representatives"), Affiliates, contractors, financial institutions, lenders, Underlying Landlords, potential assignees (who are bound by a written agreement restricting use and disclosure of confidential information), and Representatives of Affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the Party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each Party shall be liable (with respect to the other Party) for any breach of this provision by any entity to whom that Party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article, except as set forth in Section 15.3. The obligations set forth in this Section shall survive expiration or termination of this Agreement for a period of [**] except that, with respect to any confidential information designated by the disclosing Party as a trade secret, and entitled to protection as such, the obligations set forth in this Section shall survive such expiration or termination indefinitely.

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15.2 Permitted Disclosures. Notwithstanding any other provision herein, neither Provider nor Customer shall be required to hold confidential any information that:

(a) becomes publicly available other than through the recipient;

(b) is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a Party's obligations as a publicly held company, provided that a Party subject to such requirement shall promptly notify the other Party of such requirement;

(c) is independently developed by the disclosing Party;

(d) becomes available to the disclosing Party without restriction from a third party;

(e) to the extent disclosure by the receiving Party as required by applicable law or regulation.

15.3 Goodwill and Publicity. Neither Party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other. Provided each Party consents, the Parties shall coordinate and cooperate with each other when making public announcements related to the terms of this Agreement and each Party shall have the right to promptly review, comment upon, and approve any publicity materials, press releases, or other public statements by the other Party that refer to, or that describe any aspect of, this Agreement.

ARTICLE XVI. PROHIBITION ON IMPROPER PAYMENTS

Neither Party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither Party shall pay any commission, fees or rebates to any employee of the other Party. If either Party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the books and records of the other Party for the sole purpose of establishing compliance with such provisions, to the extent reasonably necessary.

ARTICLE XVII. FORCE MAJEURE; EMINENT DOMAIN

17.1 Excused Performance. Neither Provider nor Customer shall be in default under this Agreement with respect to any delay in its performance (other than the payment of monetary amounts due under this Agreement) caused by any Force Majeure Event. The Party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The Party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.

17.2 Eminent Domain. Should any portion of a Collocation Site or the Customer Fibers be acquired by eminent domain, nationalization, or expropriation (each of which, a "Taking") by any authority or entity possessing such power, then each Party shall be excused from performance of its obligations to the extent provided in Section 17.1. Provider shall give Customer notice of any proposed Taking

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within [**] of Provider itself receiving notice of any proceedings. In the proceeding for any such Taking or an involuntary discontinuance of the use of a portion of the Collocation Site or the Customer Fibers in anticipation of a Taking, the interests of Customer and Provider in the affected portion shall be severed. Any awards resulting from the proceeding or otherwise provided shall be allocated between Customer and Provider in accordance with such interests. In addition, Customer and Provider shall each be entitled to claim and receive the portion of the total award attributable to its interest in the affected assets and may claim damages payable on account of relocation or re-routing expenses relating to the Taking.

ARTICLE XVIII. SETTLEMENT OF DISPUTES

18.1 **Obligation to Arbitrate.** Any dispute or disagreement relating to this Agreement or any matter arising between Customer and Provider in connection with this Agreement which is not settled to the mutual satisfaction of Customer and Provider within [**] from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within [**] the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

18.2 **Exceptions to Arbitration Obligation.** The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

ARTICLE XIX. RULES OF CONSTRUCTION

19.1 **Interpretation.** The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the Parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. The word "including" means "including, but not limited to." "Days" refers to calendar days, except that references to "banking days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in the United States are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

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19.2 Cumulative Remedies; Insurance. Except as set forth to the contrary herein, any right or remedy of Provider or Customer shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not. The provisions of Article XII (Insurance) shall not be construed as limiting the Indemnitor's obligations pursuant to Article X (Indemnification) or other provisions of this Agreement.

19.3 No Third-Party Rights. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing Party of this Agreement except under the indemnification and insurance provisions and except that Underlying Landlord and Facility Owners/Lenders shall be entitled to rely on and have the benefit of Sections 8.3, 10.1, 11.2 and 11.3.

19.4 Agreement Fully Negotiated. This Agreement has been fully negotiated between and jointly drafted by Provider and Customer.

19.5 Industry Standards. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a Party's performance is reasonable and timely.

19.7 Cross References. Except as the context otherwise indicates, all references to Exhibits, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

19.8 Limited Effect of Waiver. The failure of either Provider or Customer to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

19.9 Applicable Law. The domestic laws of the State of New York, without reference to its choice of law principles, shall govern this Agreement and it shall be construed accordingly. The laws of such state shall govern all disputes referred to arbitration and the statute of limitations and the remedies for any wrongs that may be found.

19.10 Severability. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

19.11 No Partnership Created. The relationship between Provider and Customer shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Provider and Customer, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

ARTICLE XX. ASSIGNMENT

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20.1 Restrictions on Assignment. Except as provided in the second sentence of this Section and Section 20.4, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliate's or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 Agreement Binds Successors. This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.

20.3 Conditions to Effective Assignment. Except as otherwise stated herein, an assignment (or other transfer) of this Agreement or a Party's rights or obligations hereunder to any other party shall not be effective without (a) either the prior written consent of the non-assigning party, or, if such consent is not required, written notice to the non-assigning Party and (b) the written agreement of the assignee to be bound by the indemnification provisions and limitations on liability and recourse set forth in this Agreement.

20.4 Transfer of Collocation Rights. Lessee shall not, directly or indirectly, convey any interest in the rights granted herein with respect to any collocation services provided to Lessee hereunder, or Lessee's right to occupy any Collocation Sites or racks, to any other person, firm or entity, without the prior written consent of Provider, which consent shall not unreasonably withheld or delayed. Any conveyance by Customer of any collocation services shall not release Customer of its duties, obligations and liabilities hereunder and any and all of the rights and interests of the transferee of such collocation services shall be subject to the terms and provisions of this Agreement.

20.5 Change in Control Not an Assignment. Notwithstanding any presumptions under applicable state law that a change in control of a Party constitutes an assignment of an agreement, a change in control of a Party, not made for purposes of circumventing restrictions on assignment or of depriving the other Party of rights under this Agreement, shall not be deemed an assignment for purposes of this Agreement.

20.6 Right to Subcontract. Provider may subcontract for testing, maintenance, repair, restoration, relocation, or other operational and technical services it is obligated to provide hereunder or may have the underlying facility owner or its contractor perform such obligations.

ARTICLE XXI. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

21.1 Integration; Exhibits. This Agreement constitutes the entire and final agreement and understanding between Provider and Customer with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

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21.2 No Parole Amendment. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of Provider and Customer.

21.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

21.4 Facsimile Delivery. This Agreement may be duly executed and delivered by a Party by execution and facsimile delivery of the signature page of a counterpart to the other Party, provided that, if delivery is made by facsimile, the executing Party shall promptly deliver a complete counterpart that it has executed to the other Party.

IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, Provider and Customer have executed this Agreement as of the Effective Date.

WILLIAMS COMMUNICATIONS, LLC	METROMEDIA FIBER NATIONAL NETWORK, INC.
By: [signature]	By: William G LaPerch
Print Name: Howard E. Janzen	Print Name: WILLIAM G. LAPERCH
Title: President + CEO	Title: PRESIDENT

APPROVED Legal Dept.

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EXHIBITS

Exhibit A Collocation Sites
Exhibit B Operations Specifications

EXHIBIT A (9 PAGES) AND EXHIBIT B (3 PAGES) HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT

THIS FIRST AMENDMENT (this "Amendment") is made by and between **Williams Communications, LLC**, a Delaware limited liability company ("Provider"), **Metromedia Fiber National Network, Inc.**, a Delaware corporation ("Customer") and **Metromedia Fiber Network Services, Inc.** ("MFNS") a Delaware corporation.

Background

Provider and Customer are parties to the Collocation and Maintenance Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Customer and most of its direct and indirect domestic subsidiaries, including MFNS, each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Customer is currently operating its business and managing its property as a debtor-in-possession.

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. On the Effective Date, pursuant to Section 20.1, the Agreement as amended is wholly assigned from Lessee to MFNS, and thereafter all references to "Customer" refer to MFNS and MFNN is discharged from further obligation.

3. **Exhibit A** is replaced with **Exhibit A-1**, attached to this Amendment.

4. Section 2.1 is deleted and replaced with the following:

[**]

5. Section 3.2 is deleted and replaced with the following:

"3.2 Collocation Sites.

(a) As of the Effective Date of the First Amendment to this Agreement, Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding

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number of racks identified in **Exhibit A-1** together with associated collocation services ordered by Customer. [**]

(b) Any additional requests by Customer for racks at the Collocation Sites Set forth in Exhibit A-1 shall be considered a request for Additional Services as defined below."

6. Section 9.4 is modified by the addition of the following sentence at the end:

"Such legal remedies include, but shall not be limited to, the termination of this Agreement and the Fiber Agreement."

7. **Assumption and Waiver of Specific Claims.** Following the assumption of the Agreement, if the Agreement is terminated due to Lessee's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Williams Communications' right to a general unsecured claim for all outstanding pre-petition amounts owed under the Agreement and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

8. **Effective Date.** This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new monthly billing rate as specified in paragraph 5 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Provider and Customer, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Customer agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement..

9. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

10. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

Signatures on following page

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EXECUTION COPY

The parties have executed this Amendment on the dates set forth below above.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation

Signature: William G LaPerch

(Print) Name: WILLIAM G. LAPERCH

(Print) Title: Sr. Vice PRESIDENT

(Print) Date: 10/10/02

METROMEDIA FIBER NATIONAL NETWORK, INC., a Delaware corporation

Signature: William G LaPerch

(Print) Name: WILLIAM G. LAPERCH

(Print) Title: Sr. Vice PRESIDENT

(Print) Date: 10/10/02

WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company

Signature: [signature]

(Print) Name: Frank M. Semple

(Print) Title: Chief Operating Officer

(Print) Date: 10/2/02

APPROVED Legal Dept. LAC

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[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT

THIS SECOND AMENDMENT (this "Amendment") is made by and between **WilTel Communications, LLC**, a Delaware limited liability company ("Provider") and **Metromedia Fiber Network Services, Inc.** ("Customer") a Delaware corporation.

Background

Metromedia Fiber National Network, Inc ("MFNN") and Provider entered into that certain Collocation and Maintenance Agreement dated April 26, 2002, as amended October 10, 2002 (the "Agreement").

The Agreement was wholly assigned by MFNN to Customer on October 10, 2002.

The parties now wish to amend the Agreement to change the total maintenance fee obligation to conform to the number of Lessee Fibers under the Fiber Lease Agreement and to add certain Collocation Sites in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

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3. Pursuant to Section 3.2 (a)(ii) of the Agreement, Customer hereby agrees that, in addition to the Collocation Sites listed in the Agreement, Customer shall pay for the additional Collocation Sites and corresponding number of racks identified under both "Phase 1" and "Phase 2" in **Exhibit A-1** to this Amendment (the "Additional Collocation Sites"). The Parties further agree to update and replace Exhibit A-1 at such time that all Additional Collocation Sites for "Phase 2" of that exhibit have been identified. All Additional Collocation Sites will be invoiced by WiltTel at the following rates:

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No other non-recurring charges shall apply to the initial installations at the Additional Collocation Sites. Thereafter, except as set forth in paragraph 4, all other non-recurring charges set forth in Subsection 2.2(b), (c), (d) and (e) of the Agreement shall apply to the Additional Collocation Sites.

4. The parties acknowledge that the list of Additional Collocation Sites is subject to amendment pursuant to a Master Agreement for Professional Services of even date herewith between Customer and Williams Communications Managed Services, LLC. Customer will not be charged any additional fees under Subsections 2.2(b), (c), (d) or (e) for such an amendment.

5. **Effective Date.** This Amendment is effective upon the date of the last signature hereto ("Effective Date").

6. Except as amended, all of the terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

7. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

Signatures on following page

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[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The parties have executed this Amendment on the dates set forth below above.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation

Signature: William G. LaPerch

(Print) Name: William LaPerch

(Print) Title: SVP - Network Services

(Print) Date: 2/14/03

APPROVED AS TO FORM

WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company

Signature:________________________________

(Print) Name: ________________________________

(Print) Title:________________________________

(Print) Date:________________________________

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[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The parties have executed this Amendment on the dates set forth below above.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation

Signature:______________________________

(Print) Name: ______________________________

(Print) Title:______________________________

(Print) Date:______________________________

WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company

Signature: [signature]

(Print) Name: T. J. Gallagher

(Print) Title: VP & GM, Business Development

(Print) Date: 2/14/03

APPROVED Legal Dept. LAC

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[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.